497(e)
                                                              File Nos. 333-9217
                                                                   and 811-07735

                               ORCHARD SERIES FUND

                          ORCHARD S&P 500 INDEX(R) FUND
                            ORCHARD DIJASM INDEX FUND
                        ORCHARD NASDAQ-100 INDEX(R) FUND
                             ORCHARD INDEX 600 FUND

                       (Collectively, the "Orchard Funds")

                        SUPPLEMENT DATED JANUARY 5, 2004
            TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 28, 2003

         On December 4, 2003, the Board of Trustees of Orchard Series Fund ("Orchard" or the "Trust") and the Board of Directors of Maxim Series Fund, Inc. ("Maxim") approved an Agreement and Plan of Reorganization, pursuant to which each Orchard Fund will transfer all of its assets and liabilities to the Acquiring Portfolio listed across from it in the table below in exchange for shares of the Acquiring Portfolio (each an "Asset Transfer"), subject to approval by shareholders of the Orchard Fund. Upon consummation of an Asset Transfer, each shareholder of the applicable Orchard Fund will receive the number of shares of the corresponding Acquiring Portfolio with a total value equal to the total value of the shares of the Acquired Fund which were owned by such shareholder immediately prior to the Asset Transfer. If an Asset Transfer is approved by the shareholders of an Orchard Fund, the applicable Orchard Fund will be terminated following the Asset Transfer. If all of the Asset Transfers are approved by shareholders, the Trust will be terminated following the termination of each of the Orchard Funds.

         The approval of any particular Asset Transfer does not depend upon the approval of any other Asset Transfer.

         A special meeting of shareholders of the Orchard Funds has been called for Monday, March 29, 2004, at 10:00 a.m., at the offices of Orchard, 8515 E. Orchard Road, Greenwood Village, Colorado 80111, to consider the proposed Asset Transfers and related transactions (collectively, the "Reorganization"). The close of business on December 31, 2003, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting. Before the special meeting, shareholders will receive a combined prospectus/proxy statement containing information about the proposed Reorganization relating to their Orchard Fund and information about the applicable Acquiring Portfolio. If approved by the shareholders of an Orchard Fund, the applicable Asset Transfer will take place on Friday, April 23, 2004 or another date determined by Orchard and Maxim.

Orchard Fund                              Acquiring Portfolio

Orchard S&P 500 Index(R) Fund             Maxim S&P 500 Index(R) Portfolio
Orchard DJIASM Index Fund                 Maxim S&P 500 Index(R) Portfolio
Orchard Nasdaq-100 Index(R) Fund          Maxim S&P 500 Index(R) Portfolio
Orchard Index 600 Fund                    Maxim Index 600 Portfolio


  This supplement should be retained with the prospectus for future reference.